UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-22612

(Investment Company Act file number)

Wakefield Alternative Series Trust

(Exact name of registrant as specified in charter)

700 17th Street, Suite 2400

Denver, CO 80202

(Address of principal executive offices) (Zip code)

(303) 454-5500

(Registrant’s telephone number)

Rhonda Mills

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: January 1, 2013 – March 31, 2013

Item 1. Schedule of Investments.

Wakefield Managed Futures Strategy Fund	Consolidated Schedule of
Investments
March 31, 2013 (Unaudited)

Principal Amount		Value (Note 2)

AGENCY PASS-THROUGH SECURITIES: 4.34%

Federal National Mortgage Association (FNMA): 4.34%
	FNMA
$55,000	0.550%, 12/04/14	$55,031
250,000	0.700%, 04/23/15	250,079
65,000	0.710%, 12/04/15	65,066
110,000	0.750%, 11/28/14	110,063
390,000	0.750%, 02/01/16	390,773
60,000	1.000%, 01/19/16	60,028
		931,040

	Total Agency Pass-Through Securities (Cost $931,308)	931,040

ASSET-BACKED SECURITIES: 6.51%

	ARI Fleet Lease Trust 2012-B
120,617	0.503%, 06/15/16(a)(b)	120,359
	Chesapeake Funding, LLC Trust 2012-1A
200,000	0.949%, 04/07/15(a)(b)	200,904
	CNH Equipment Trust 2011-C
99,230	0.900%, 10/15/13	99,357
	Dryrock Issuance Trust 2012-1
200,000	0.353%, 08/15/17(a)	200,062
	Ford Credit Auto Lease Trust 2012-A
134,931	0.630%, 04/15/14	135,031
	GE Equipment Transportation, LLC Trust 2012-2
122,000	0.620%, 08/24/15	122,105
	Harley-Davidson Motorcycle Trust 2012-1
200,000	0.680%, 07/15/15	200,570
	Navistar Financial Owner Trust 2012-A
138,676	0.850%, 06/18/14(b)	138,885
	Nissan Master Owner Trust Receivables 2012-A
37,000	0.673%, 05/15/17(a)	37,177
	Santander Drive Auto Receivables Trust 2012-1
23,415	1.250%, 04/15/15	23,478
	SLM Student Loan Trust 2005-4
81,145	0.395%, 04/26/21(a)	81,120
	SLM Student Loan Trust 2005-6
36,288	0.405%, 04/25/22(a)	36,289
		1,395,337

	Total Asset-Backed Securities (Cost $1,394,837)	1,395,337

Principal Amount		Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.17%

Federal Home Loan Mortgage Corp (FHLMC): 1.50%
	FHLMC, REMICS
$152,979	0.353%, 04/15/18(a)	$152,983
103,501	2.500%, 10/15/18	106,764
17,078	4.500%, 02/15/19	17,415
42,005	5.500%, 11/15/16	44,679
		321,841

Federal National Mortgage Association (FNMA): 1.25%
	FNMA, REMICS
126,715	3.000%, 12/25/20	131,538
118,734	4.350%, 03/25/34	121,951
6,746	5.000%, 02/25/35(a)	6,751
7,023	5.000%, 02/25/39	7,046
		267,286

Government National Mortgage Association (GNMA): 0.42%
	GNMA, REMICS
88,041	4.500%, 01/16/38	90,133

	Total Collateralized Mortgage Obligations (Cost $678,136)	679,260

COMMERCIAL MORTGAGE-BACKED SECURITIES: 17.08%

	Ally Auto Receivables Trust 2012-SN1
49,560	0.510%, 12/22/14	49,592
	Ally Master Owner Trust 2011-1
100,000	2.150%, 01/15/16	101,272
	AmeriCredit Automobile Receivables Trust 2011-1
47,041	1.390%, 09/08/15	47,183
	AmeriCredit Automobile Receivables Trust 2011-3
130,000	1.170%, 01/08/16	130,434
	AmeriCredit Automobile Receivables Trust 2012-3
153,244	0.710%, 03/08/14	153,452
	Bear Stearns Commercial Mortgage Securities Trust 2002-TOP8
63,481	4.830%, 08/15/38	63,480
	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR2
79,026	5.186%, 05/11/39(a)	79,835
	Citigroup Commercial Mortgage Trust 2004-C2
150,000	4.733%, 10/15/41	157,395
	COMM Mortgage Trust 2012-LC4
99,340	1.156%, 07/10/16	100,244
	Commercial Mortgage Trust 2003-C2
54,153	4.915%, 01/05/36	54,791
	Commercial Mortgage Trust 2004-GG1
97,141	5.317%, 06/10/36(a)	99,928
	Credit Suisse First Boston Mortgage Securities Corp. Trust 2003-C4
43,183	5.137%, 08/15/36(a)	43,393

Principal Amount		Value (Note 2)

	Credit Suisse First Boston Mortgage Securities Corp. Trust 2003-C5
$76,717	4.900%, 12/15/36(a)	$77,533
	Ford Credit Floorplan Master Owner Trust 2011-1
100,000	0.803%, 02/15/16(a)	100,407
	Ford Credit Floorplan Master Owner Trust 2012-1
130,000	0.673%, 01/15/16(a)	130,356
	Ford Credit Floorplan Master Owner Trust 2013-1
100,000	0.581%, 01/15/18(a)	100,010
	GE Capital Commercial Mortgage Corp. Trust 2004-C3
79,280	5.189%, 07/10/39(a)	82,920
	GE Dealer Floorplan Master Note Trust 2012-1
110,000	0.773%, 02/20/17(a)	110,653
	GMAC Commercial Mortgage Securities, Inc., Trust 2003-C2
91,730	5.442%, 05/10/40(a)	92,443
	HSBC Home Equity Loan Trust 2005-1
50,933	0.493%, 01/20/34(a)	50,716
	HSBC Home Equity Loan Trust USA 2006-1
124,836	0.363%, 01/20/36(a)	122,512
	HSBC Home Equity Loan Trust USA 2006-2
38,049	0.353%, 03/20/36(a)	37,730
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2004-C1
100,000	4.719%, 01/15/38	102,093
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2004-C2
50,000	5.213%, 05/15/41(a)	51,833
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2011-C4
63,188	1.525%, 11/15/15(b)	63,915
	JP Morgan Chase Commercial Mortgage Securities Corp. Trust 2011-C5
70,286	1.600%, 05/15/16	71,380
	LB-UBS Trust 2004-C6
50,000	5.020%, 08/15/29(a)	51,987
	LB-UBS Trust 2004-C7
30,000	4.786%, 10/15/29(a)	31,574
	LB-UBS Trust 2004-C8
143,162	4.799%, 12/15/29(a)	149,734
	Morgan Stanley Capital I Trust 2003-T11
53,899	5.150%, 06/13/41	54,060
	Morgan Stanley Capital I Trust 2004-HQ3
74,393	4.800%, 01/13/41	76,248
	Morgan Stanley Capital I Trust 2004-T13
104,108	4.660%, 09/13/45	105,761
	Morgan Stanley Capital I Trust 2012-C4
101,608	1.085%, 08/15/16	102,307
	SLM Student Loan Trust 2006-2
89,491	0.405%, 10/25/22(a)	89,528
	SLM Student Loan Trust 2006-4
157,317	0.395%, 04/25/23(a)	157,346
	SLM Student Loan Trust 2007-2
176,535	0.301%, 07/25/17(a)	176,329
	SLM Student Loan Trust 2013-1
96,056	0.354%, 01/25/15(a)	96,073
	WFRBS Trust 2011-C5
70,624	1.456%, 07/15/16	71,594

Principal Amount		Value (Note 2)

	World Omni Automobile Lease Securitization Trust 2012-A
$195,000	0.930%, 10/15/14	$196,002
	World Omni Master Owner Trust 2013-1-A
30,000	0.602%, 02/16/16(a)(b)	30,020
		3,664,063

	Total Commercial Mortgage-Backed Securities (Cost $3,669,689)	3,664,063

CORPORATE BONDS: 25.38%

Basic Materials: 0.51%
	Rio Tinto Finance USA, Ltd., Sr. Unsec. Notes
100,000	8.950%, 05/01/14	108,818

Communications: 2.65%
	AT&T, Inc., Sr. Unsec. Notes, Series FRN
140,000	0.677%, 02/12/16(a)	140,677
	NBCUniversal Enterprise, Inc., Sr. Unsec. Notes
100,000	0.817%, 04/15/16(a)(b)	100,006
	NBCUniversal Media, LLC, Sr. Unsec. Notes
100,000	2.100%, 04/01/14	101,413
	Telecom Italia Capital SA, Sr. Unsec. Notes
30,000	5.250%, 11/15/13	30,631
	Time Warner Cable, Inc., Sr. Unsec. Notes
100,000	7.500%, 04/01/14	106,674
	Verizon Communications, Inc., Sr. Unsec. Notes
90,000	0.402%, 03/06/15(a)(b)	90,008
		569,409

Consumer, Cyclical: 2.60%
	Costco Wholesale Corp., Sr. Unsec. Notes
100,000	0.650%, 12/07/15	100,210
	Daimler Finance North America LLC, Sr. Unsec. Notes
150,000	0.906%, 01/09/15(a)(b)	150,672
	Johnson Controls, Inc., Sr. Unsec. Notes
100,000	0.708%, 02/04/14(a)	100,303
	Nissan Motor Acceptance Corp., Sr. Unsec. Notes
100,000	4.500%, 01/30/15(b)	106,515
	Walgreen Co., Sr. Unsec. Notes
100,000	0.780%, 03/13/14(a)	100,292
		557,992

Consumer, Non-cyclical: 2.12%
	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes, Series FRN
100,000	0.851%, 01/27/14(a)	100,326
	Express Scripts Holding Co., Sr. Unsec. Notes
100,000	2.750%, 11/21/14	103,040
	Quest Diagnostics, Inc., Sr. Unsec. Notes
100,000	1.134%, 03/24/14(a)	100,517
	Teva Pharmaceutical Finance III BV, Sr. Unsec. Notes
150,000	0.782%, 03/21/14(a)	150,582
		454,465

Principal Amount		Value (Note 2)

Energy: 0.56%
	BP Capital Markets PLC, Sr. Unsec. Notes
$120,000	0.700%, 11/06/15	$119,874

Financials: 13.64%
	American Express Centurion Bank, Sr. Unsec. Notes, Series FRN
250,000	0.743%, 11/13/15(a)	250,817
	BB&T Corp., Sr. Unsec. Notes
100,000	1.001%, 04/28/14(a)	100,614
	BNP Paribas SA, Sr. Unsec. Notes, Series MTN
35,000	3.030%, 12/20/14(a)	36,348
	Caisse Centrale Desjardins du Quebec, Sr. Unsec. Notes
105,000	1.700%, 09/16/13(b)	105,601
	Capital One Financial Corp., Sr. Unsec. Notes, Series FRN
150,000	1.454%, 07/15/14(a)	151,679
	CDP Financial, Inc., Sr. Unsec. Notes
250,000	3.000%, 11/25/14(b)	259,882
	Citigroup, Inc., Sr. Unsec. Notes
100,000	6.000%, 12/13/13	103,628
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Sr. Unsec. Notes
80,000	2.125%, 10/13/15	82,442
	Credit Suisse New York, Sr. Unsec. Notes, Series FRN
250,000	1.265%, 01/14/14(a)	251,646
	General Electric Capital Corp., Sr. Unsec. Notes
100,000	1.338%, 07/02/15(a)	101,439
	HSBC Bank USA, Sub. Notes
100,000	4.625%, 04/01/14	103,800
	JPMorgan Chase & Co., Sr. Unsec. Notes, Series FRN
150,000	0.964%, 10/15/15(a)	150,888
	MetLife Institutional Funding II, Sec. Notes
150,000	0.675%, 01/06/15(a)(b)	150,223
	New York Life Global Funding, Sec. Notes
100,000	0.800%, 02/12/16(b)	99,786
	PACCAR Financial Corp., Sr. Unsec. Notes, Series FRN
150,000	0.534%, 06/05/14(a)	150,447
	Pricoa Global Funding I, Sec. Notes
100,000	5.450%, 06/11/14(b)	105,834
	Royal Bank of Canada, Sr. Unsec. Notes, Series MTN
70,000	0.054%, 01/06/15(a)	70,129
	SSIF Nevada LP, Sr. Unsec. Notes
100,000	1.005%, 04/14/14(a)(b)	100,623
	The Goldman Sachs Group, Inc., Sr. Unsec. Notes
100,000	0.805%, 01/12/15(a)	99,609
	The Goldman Sachs Group, Inc., Sr. Unsec. Notes, Series MTN
100,000	1.289%, 11/21/14(a)	100,531
	US Bank NA, Sub. Notes, Series BKNT
100,000	0.585%, 10/14/14(a)	100,253
	Wachovia Bank NA, Sub. Notes, Series BKNT
250,000	0.678%, 11/03/14(a)	250,259
		2,926,478

Industrials: 0.47%
	General Electric Co., Sr. Unsec. Notes
100,000	0.850%, 10/09/15	100,396

Principal Amount		Value (Note 2)

Technology: 1.14%
	Dell, Inc., Sr. Unsec. Notes, Series FRN
$40,000	0.908%, 04/01/14(a)	$39,852
	IBM Corp., Sr. Unsec. Notes
100,000	0.550%, 02/06/15	100,199
	Xerox Corp., Sr. Unsec. Notes
105,000	1.110%, 05/16/14(a)	104,699
		244,750

Utilities: 1.69%
	Appalachian Power Co., Sr. Unsec. Notes
100,000	0.665%, 08/16/13(a)	100,118
	DTE Energy Co., Sr. Unsec. Notes
100,000	0.987%, 06/03/13(a)	100,099
	Duke Energy Corp., Sr. Unsec. Notes
60,000	6.300%, 02/01/14	62,782
	Northeast Utilities, Sr. Unsec. Notes
100,000	1.030%, 09/20/13(a)	100,334
		363,333

	Total Corporate Bonds (Cost $5,440,216)	5,445,515

MUNICIPAL BONDS: 2.80%

	City of Sioux Falls South Dakota, Sales Tax Revenue Bonds, Series A
100,000	3.000%, 11/15/13	101,726
	Clearfield, Utah, Sales Tax Revenue Bonds, Prerefunded, FGIC
100,000	5.000%, 07/01/20	101,170
	Milwaukee County Wisconsin, Build America Bonds, Series E
130,000	2.250%, 08/01/13	130,777
	Nebraska State Public Power District, General Taxable Revenue Bonds, Series A
40,000	5.140%, 01/01/14	41,432
	New York State Dormitory Authority, Personal Income Tax Revenue Bonds (Economic Development and Housing), Series A
55,000	5.600%, 12/15/14	59,667
	South Carolina State Public Service Authority, Revenue Bonds, Series A
100,000	5.000%, 01/01/17	103,538
	State of Illinois, Ad Valorem Property Tax, General Obligation Unlimited, Federally Taxable
60,000	4.071%, 01/01/14	61,345
		599,655

	Total Municipal Bonds (Cost $600,578)	599,655

U.S. TREASURY BONDS & NOTES: 1.17%

	U.S. Treasury Notes
150,000	0.375%, 01/15/16	150,187

Principal Amount		Value (Note 2)

$100,000	1.500%, 12/31/13	$101,024
		251,211

	Total U.S. Treasury Bonds & Notes (Cost $250,757)	251,211

	Total Investments: 60.45% (Cost $12,965,521)	12,966,081

	Net Other Assets and Liabilities: 39.55%	8,482,054(c)

	Net Assets: 100.00%	$21,448,135

(a)	Interest rate will change at a future date. Interest rate shown reflects the rate in effect at March 31, 2013.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $1,823,233, representing 8.50% of net assets.

(c)	Includes cash which is being held as collateral for swap contracts.

Investment Abbreviations:

BKNT - The Banker’s Note, Inc.

BV - Besloten Vennootschap is a Dutch private limited liability company.

FGIC - Financial Guaranty Insurance Company.

FRN - Federal Reserve Note.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MTN - Medium Term Note.

NA - National Association.

PLC - Public Limited Company.

REMICS - Real Estate Mortgage Investment Conduits.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Sec. - Secured.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Agency Pass-Through Securities	$–	$931,040	$–	$931,040
Asset-Backed Securities	–	1,395,337	–	1,395,337
Collateralized Mortgage Obligations	–	679,260	–	679,260
Commercial Mortgage-Backed Securities	–	3,664,063	–	3,664,063
Corporate Bonds	–	5,445,515	–	5,445,515
Municipal Bonds	–	599,655	–	599,655
U.S. Treasury Bonds & Notes	–	251,211	–	251,211

TOTAL	$–	$12,966,081	$–	$12,966,081

Other Financial Instruments(a) Liabilities:
Total Return Swap Contacts	$–	$(252,912)	$–	$(252,912)

TOTAL	$–	$(252,912)	$–	$(252,912)

(a)	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments such as swap contracts.

Notes to Consolidated Schedule of Investments (Unaudited)

March 31, 2013

The Wakefield Alternative Series Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on September 30, 2011 as a Delaware statutory trust. The Trust currently offers shares of beneficial interest (“shares”) of the Wakefield Managed Futures Strategy Fund (the “Fund”). The Fund commenced investment operations on September 10, 2012.

NOTE 1 -SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates: The preparation of Consolidated Schedule of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Consolidated Schedule of Investments may differ from the value the Funds ultimately realize upon sale of the securities. The Consolidated Schedule of Investments have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2013.

Swaps are priced based on valuations provided by an independent and/or executing broker, pricing service and/or sub Administrative if available. If a price is not available, then “fair-value” procedures will be used.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the high cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of March 31, 2013:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Agency Pass-Through Securities	$–	$931,040	$–	$931,040
Asset-Backed Securities	–	1,395,337	–	1,395,337
Collateralized Mortgage Obligations	–	679,260	–	679,260
Commercial Mortgage-Backed Securities	–	3,664,063	–	3,664,063
Corporate Bonds	–	5,445,515	–	5,445,515
Municipal Bonds	–	599,655	–	599,655
U.S. Treasury Bonds & Notes	–	251,211	–	251,211

TOTAL	$–	$12,966,081	$–	$12,966,081

Other Financial Instruments(a) Liabilities:
Total Return Swap Contacts	$–	$(252,912)	$–	$(252,912)

TOTAL	$–	$(252,912)	$–	$(252,912)

(a) Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investment such as swap contracts.

Investments in a Wholly-Owned Subsidiary: The Wakefield Managed Futures Strategy Fund seeks exposure by investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Funds”) as well as in swap contracts and structured notes through investments in the WMFS Fund Limited, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Wakefield Advisors acts as investment advisor to the Fund and the investment advisor to the Subsidiary. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS rulings.

Basis for Consolidation for the Wakefield Managed Futures Strategy Fund: The Subsidiary, a Cayman Islands exempted company, was incorporated on April 10, 2012 as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives. As a wholly-owned subsidiary of the Fund, all assets and liabilities, income and expense of the portfolio are consolidated in the financial statements and financial highlights of the Fund. As of March 31, 2013, the net assets of the Fund are $21,448,135 of which $4,028,132, or 18.78%, are represented in the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE 2- TAX BASIS INFORMATION

Unrealized Appreciation and Depreciation on Investments: The differences between book-basis and tax-basis are primarily due to the deferral of wash sale losses. As of March 31, 2013, the cost of securities on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

Cost of investments for income tax purposes	$12,965,521

Gross appreciation (excess of value over tax cost)	$11,973
Gross depreciation (excess of tax cost over value)	(11,413)

Net unrealized appreciation	$560

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund may use derivatives (including futures, options and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Market Risk Factors: In pursuit of its investment objective, the Fund seeks to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Swap Agreements: The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements to limit any potential leveraging of a Fund’s portfolio. The Fund’s maximum risk of loss from counterparty credit risk is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on Wakefield Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wakefield Alternative Series Trust

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick F. Hart III
Patrick F. Hart III, President
(Principal Executive Officer)
Date:	May 28, 2013

By:	/s/ Patrick J. Kane
Patrick J. Kane, Treasurer
(Principal Financial Officer)
Date:	May 28, 2013